UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2023 (October 20, 2023)

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	001-2256	13-5409005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22777 Springwoods Village Parkway,

Spring, Texas 77389-1425

(Address of principal executive offices)

(Zip Code)

(972) 940-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, without par value	XOM	New York Stock Exchange
0.142% Notes due 2024	XOM24B	New York Stock Exchange
0.524% Notes due 2028	XOM28	New York Stock Exchange
0.835% Notes due 2032	XOM32	New York Stock Exchange
1.408% Notes due 2039	XOM39A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Exxon Mobil Corporation (the “Corporation”) provides the following disclosure in connection with the special meeting of stockholders of Denbury, Inc., a Delaware corporation (“Denbury”), to be held on October 31, 2023 to vote on the acquisition of Denbury by the Corporation as more fully described in the definitive proxy statement/prospectus (as defined below) filed with the Securities and Exchange Commission (“SEC”), dated September 29, 2023, relating to such acquisition and special meeting.

Based on the exchange ratio of 0.840 of a share of ExxonMobil common stock, the $113.02 closing price per share of ExxonMobil common stock on October 19, 2023, and the amount of Denbury’s indebtedness currently expected to be outstanding at the closing of the merger, the transaction fee for each of J.P. Morgan Securities LLC and TPH&Co. would be approximately $42.7 million (including the $3 million opinion fee which became payable to each of them upon delivery of their respective fairness opinion to the Denbury board of directors). As compensation for its services in connection with the merger, PJT Partners is entitled to receive from Denbury a fee of $3 million, which became payable upon the delivery of PJT Partners’ opinion to the Denbury board of directors.

Important Information about the Transaction and Where to Find It

In connection with the proposed transaction between the Corporation and Denbury, the Corporation and Denbury have filed and will file relevant materials with the SEC. On August 29, 2023, the Corporation filed with the SEC a registration statement on Form S-4, as amended (No. 333-274252) to register the shares of the common stock of the Corporation to be issued in connection with the proposed transaction. The registration statement, which was declared effective by the SEC on September 29, 2023, includes a definitive proxy statement of Denbury that also constitutes a prospectus of the Corporation (the “definitive proxy statement/prospectus”). The definitive proxy statement/prospectus was mailed to the stockholders of Denbury on September 29, 2023. This communication is not a substitute for the registration statement, definitive proxy statement or prospectus or any other document that the Corporation or Denbury (as applicable) has filed or may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF EXXONMOBIL AND DENBURY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS FILED WITH THE SEC AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the definitive proxy statement/prospectus, as well as other filings containing important information about the Corporation or Denbury, without charge at the SEC’s Internet website (http://www.sec.gov). Copies of the documents filed with the SEC by the Corporation are and will be available free of charge on the Corporation’s internet website at www.exxonmobil.com under the tab “investors” and then under the tab “SEC Filings” or by contacting the Corporation’s Investor Relations Department at investor.relations@exxonmobil.com. Copies of the documents filed with the SEC by Denbury are and will be available free of charge on Denbury’s internet website at https://investors.denbury.com/investors/financial-information/sec-filings/, by directing a request to Denbury Inc., ATTN: Investor Relations, 5851 Legacy Circle, Suite 1200, Plano, TX 75024, Tel. No. (972) 673-2000 or by contacting Denbury’s Investor Relations Department at IR@denbury.com. The information included on, or accessible through, the Corporation’s or Denbury’s website is not incorporated by reference into this communication.

Participants in the Solicitation

The Corporation, Denbury, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Denbury is set forth in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 18, 2023, and in its Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 23, 2023. Information about the directors and executive officers of the Corporation is set forth in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 13, 2023, and in its Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 22, 2023. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, are contained in the definitive proxy statement/prospectus and will be contained in other relevant materials filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of the Corporation and Denbury, that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the completion of the proposed transaction on anticipated terms and timing, or at all, including obtaining regulatory approvals that may be required on anticipated terms and Denbury stockholder approval; anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the merger, including the possibility that any of the anticipated benefits of the proposed transaction will not be realized or will not be realized within the expected time period; the ability of the Corporation and Denbury to integrate the business successfully and to achieve anticipated synergies and value creation; potential litigation relating to the proposed transaction that could be instituted against the Corporation, Denbury or their respective directors; the risk that disruptions from the proposed transaction will harm the Corporation’s or Denbury’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; rating agency actions and the Corporation and Denbury’s ability to access short- and long-term debt markets on a timely and affordable basis; legislative, regulatory and economic developments, including regulatory implementation of the Inflation Reduction Act, timely and attractive permitting for carbon capture and storage by applicable federal and state regulators, and other regulatory actions targeting public companies in the oil and gas industry and changes in local, national, or international laws, regulations, and policies affecting the Corporation and Denbury including with respect to the environment; potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during the pendency of the merger that could affect the Corporation’s and/or Denbury’s financial performance and operating results; certain restrictions during the pendency of the merger that may impact Denbury’s ability to pursue certain business opportunities or strategic transactions or otherwise operate its business; acts of terrorism or outbreak of war, hostilities, civil unrest, attacks against the Corporation or Denbury, and other political or security disturbances; dilution caused by the Corporation’s issuance of additional shares of its common stock in connection with the proposed transaction; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; changes in policy and consumer support for emission-reduction products and technology; the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; global or regional changes in the supply and demand for oil, natural gas, petrochemicals, and feedstocks and other market or economic conditions that impact demand, prices and differentials, including reservoir performance; changes in technical or operating conditions, including unforeseen technical difficulties; those risks described in Item 1A of the Corporation’s Annual Report on Form 10-K, filed with the SEC on February 22, 2023, and subsequent reports on Forms 10-Q and 8-K, as well as under the heading “Factors Affecting Future Results” on the Investors page of the Corporation’s website at www.exxonmobil.com (information included on or accessible through the Corporation’s website is not incorporated by reference into this communication); those risks described in Item 1A of Denbury’s Annual Report on Form 10-K, filed with the SEC on February 23, 2023, and subsequent reports on Forms 10-Q and 8-K; and those risks described in the registration statement on Form S-4 and accompanying definitive proxy statement/prospectus available from the sources indicated above. References to resources or other quantities of oil or natural gas may include amounts that the Corporation or Denbury believe will ultimately be produced, but that are not yet classified as “proved reserves” under SEC definitions.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the definitive proxy statement/prospectus included in the registration statement on Form S-4 filed with the SEC and mailed to Denbury stockholders in connection with the proposed transaction. While the list of factors presented here and the list of factors presented in the registration statement on Form S-4 and the definitive proxy statement/prospectus are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this communication. Neither the Corporation nor Denbury assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Neither future distribution of this communication nor the continued availability of this communication in archive form on the Corporation’s or Denbury’s website should be deemed to constitute an update or re-affirmation of these statements as of any future date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2023	Exxon Mobil Corporation

	By:	/s/ Len M. Fox
	Name:	Len M. Fox
	Title:	Vice President and Controller (Principal Accounting Officer)